UNITED STATES
                SECURITIES EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM 8-K/a

                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Sep. 5, 2001

                  BUSINESS PLAN EXCHANGE, INC.
     (Exact name of registrant as specified in its charter)


      Delaware                             13-4067173
----------------------                 ------------------
State of Incorporation                 IRS Employer ID No.


1013 17th Avenue SW, Suite 200
Calgary, Alberta                              T2T 0A7
-------------------------------            --------------
Address of Principal Executive Offices        Zip Code

Registrant's Telephone Number    (403) 670-7500

Item 1.  Changes in Control of Registrant

On September 5, 2001, the Company acquired 27,140,000 shares of common stock, $1.00 par value, of Javien Inc., (hereinafter
"Javien") a company incorporated under the laws of the Bahamas.

The acquisition was consummated by the execution of an Acquisition Agreement dated August 27, 2001. The shares acquired by the Company represented over ninety-five (95%) percent of all of Javien's then currently issued and outstanding common stock in a tax free stock-for-stock acquisition. The aggregate purchase price paid by the Company for the Javien common shares was 11,431,200 newly issued shares of post-reverse split shares of voting common stock of the Company, $0.001 par value. These shares will be issued to the sellers of the Javien shares subsequent to a 1 for 3 reverse split of the voting common stock by the Company of its voting common stock.

As a result of the foregoing transaction, there was a change in control of the company to the shareholders of Javien. The shareholders of Javien now hold approximately 91.4% of the outstanding shares of common stock of the company. Furthermore, Mr. Shane Henty Sutton and David Sutton have resigned as directors of the Company. Mr. Peter Moulinos remains as a director of the Company. New directors have been appointed:
Mr. Richard Wolfli, and Mr. Karel Komarek. Mr. Wolfli is the chairman of Javien. Mr. Komarek is a director and the major shareholder of Javien. Mr. Wolfli has 17 years experience as a principle of oil and gas exploration, engineering consulting, and technology companies. Mr. Komarek has 11 years experience as a principle of natural gas transportation, technology, and media companies. Resigning directors have no disagreement with the registrant and have resigned as a normal course of change of control.


Item 2.  Acquisition or Disposition of Assets

On September 5, 2001, the Company acquired 27,140,000 shares of common stock, $1.00 par value, of Javien, Inc., (hereinafter
"Javien") a company incorporated under the laws of the Bahamas.

The acquisition was consummated by the execution of an Acquisition Agreement dated August 27, 2001. The shares acquired by the Company represented over ninety-five (95%) percent of all of Javien's then currently issued and outstanding common stock in a tax free stock-for-stock acquisition. The aggregate purchase price paid by the Company for the Javien common shares was 11,431,200 newly issued shares of post-reverse split shares of voting common stock of the Company, $0.001 par value. These shares will be issued to the sellers of the Javien shares subsequent to a 1 for 3 reverse split of the voting common stock by the Company of its voting common stock.

There was no material relationship between the Company and Javien prior to the acquisition by the company of the Javien shares.


Item 5. Other Events and Regulation FD Disclosure.

Control of the company has now passed to the shareholders of Javien. The company shall now adopt the business plan of Javien and proceed with the business operations of Javien.
Additionally, the company shall change its name to Javien, Inc.

Javien has developed a unique concept, strategy, and technology to enable a new layer of micro-economic activity. Javien has developed the Javien Economy micro-commerce system. Javien's product suite includes a secure, efficient micropayment system. Buyers and sellers keep their accounts at a central secure server. Digital information or services merchants operate a program called Javien StoreFront that allows them to ask for very small fees for content (down to 1 cent). The payment of these fees is facilitated by the Javien Account Manager program that is installed on buyer's machines. The transaction is, instantaneous and secure.

Javien's Micropay system allows for transactions of digital content with no waiting for credit approval and no risk of fraud to either buyer or seller. The Micropay system is augmented with powerful tools and features required to effectively and efficiently complete the buying process: single sign-on, an automatied irrefutable identification process for buyers and sellers, a complete account management systems, and receipt management. Using the foregoing, merchants are now empowered to charge any visiting customer on a pay-per-click, zone-pass, time-pass, or mini-subscription basis. The combination of these services and functionality, and its zero implementation cost for merchants and customers is unique.

Javien's services provide value to key customer groups: people who want to access high quality content on the Internet, and sellers who need to develop revenue from their investment in digital content. Javien has brought together the components required to facilitate the entire online buying process: People, Products and Exchange. Though there are many e-commerce solutions, Javien believes there are no companies that offer a suite of products such as Javien's.

Management has already identified key areas where, at present, no direct competitor exists to Javien's technology or business model. The design and testing of the prototype is complete and Javien has filed a U.S. patent on its technology and systems with the U.S. Patent and Trademark Office in May 2000 and has extended this with filings with Patent Treaty Countries. The company has also recently filed two additional technology patents in the US.

Item 7.   Financial Statements and Exhibits



                  JAVIEN INC. AND SUBSIDIARY
                (A Development Stage Company)

              CONSOLIDATED FINANCIAL STATEMENTS

          THE PERIOD FROM APRIL 1, 2000 (INCEPTION)
           THROUGH MARCH 31, 2001, THE THREE MONTHS
          ENDED JUNE 30, 2001 (UNAUDITED), THE THREE
            MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
         AND THE PERIOD FROM APRIL 1, 2000 (INCEPTION)
               THROUGH JUNE 30, 2001 (UNAUDITED)


                            CONTENTS


Independent auditors' report                                 F-2

Financial statements:

  Consolidated balance sheets                                F-3

  Consolidated statements of operations and comprehensive
     loss                                                    F-4

  Consolidated statements of shareholders' equity            F-5

  Consolidated statements of cash flows                F-6 - F-7

  Notes  to consolidated financial statements         F-8 - F-27

                  INDEPENDENT AUDITORS' REPORT

The Board of Directors
Javien, Inc.

We have audited the accompanying consolidated balance sheet of Javien, Inc. and subsidiary (a Development Stage Company) as of March 31, 2001, and the related consolidated statements of operations and comprehensive loss, shareholders' equity and cash flows for the period from April 1, 2000 (inception) through March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Javien, Inc. and subsidiary as of March 31, 2001, and the results of their operations and their cash flows for the period from April 1, 2000 (inception) through March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements the Company has incurred an accumulated deficit in the amount of $2,717,100 for the period from April 1, 2000 (inception) through March 31, 2001 and has not commenced formal operations. The Company's current activities relate primarily to the development of its product applications which will require additional financing for product launching. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


HORWATH GELFOND HOCHSTADT PANGBURN, P.C.

Denver, Colorado
October 25, 2001

                  JAVIEN INC. AND SUBSIDIARY
                 (A Development Stage Company)
                  CONSOLIDATED BALANCE SHEETS
         MARCH 31, 2001 AND JUNE 30, 2001 (UNAUDITED)

                             ASSETS

                                         March 31,       June 30,
                                           2001            2001
                                                        (Unaudited)
                                        ----------      -----------
Current assets:
 Cash                                   $  140,585       $  530,721
 GST recoverable (Note 3)                   22,242           16,809
     Receivable from exercise of
     warrants                                               186,581
 Prepaid expenses and deposits              43,523           32,137
                                        ----------      -----------
Total current assets                       206,350          766,248

Property and equipment (Note 4)             28,143           33,226

Intellectual property (Note 4)              32,441           41,019
                                        ----------      -----------
            Total assets                $  266,934       $  840,493

              LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
 Accounts payable                       $   32,271       $   40,880
 Accrued expenses and other                 17,242           17,229
 Advances from related parties (Note 5)     63,460           66,070
 Convertible debenture (Note 6)             61,556           64,088
                                        ----------      -----------

    Total  liabilities  (all current)   $  174,529       $  188,267


Commitments (Notes 6, 7, 10 and 11)

Shareholders' equity (Note 7):
    Common stock, $1.00 par value,
     100,000,000 shares authorized;
     28,490,000 (June 30, 2001) and
     15,500,000 (March 31, 2001) shares
     issued and outstanding              1,869,635        2,801,770
    Additional paid-in capital             982,106        1,061,824
    Accumulated other comprehensive loss   (42,236)         (33,410)

    Deficit accumulated during the
     development stage                  (2,717,100)      (3,177,958)
                                        ----------      -----------
       Total shareholders' equity           92,405          652,226
                                        ----------      -----------
       Total  liabilities  and
        shareholders' equity            $  266,934       $  840,493

                  JAVIEN INC. AND SUBSIDIARY
                 (A Development Stage Company)

 CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

                                                                     Period
                           Period from                                 from
                              April 1,                             April 1,
                                  2000        Three       Three        2000
                            (inception)      months      months  (inception)
                               through        ended       ended     through
                             March 31,     June 30,    June 30,    June 30,
                                  2001         2001        2000        2001
                            ----------   ----------- ----------- -----------
                                         (Unaudited) (Unaudited) (Unaudited)
Operating expenses:

 Research and Development   $2,137,239     $211,996   $700,284    $2,349,235
 General and administrative    342,958      128,851    42,692        471,809
 Marketing and business
  Development                  229,804      115,958      8,057       345,762
 Depreciation                     5,768       2,755      1,434         8,523
                            ----------   ----------- ----------- -----------
Total operating               2,715,769     459,560    752,467     3,175,329
expenses

Loss from operations         (2,715,769)   (459,560)  (752,467)   (3,175,329)

Interest expense                (1,331)      (1,298)                 (2,629)
                            ----------   ----------- ----------- -----------

Net loss                     (2,717,100)   (460,858)  (752,467)   (3,177,958)

Other comprehensive income
(loss), net of tax:
 Foreign currency translation
  Adjustments                  (42,236)       8,826     (4,521)     (33,410)
                            ----------   ----------- ----------- -----------
Comprehensive loss         $(2,759,336)   $(452,032) $(756,988) $(3,211,368)

                        JAVIEN INC. AND SUBSIDIARY
                       (A Development Stage Company)

              CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                 THE PERIOD FROM APRIL 1, 2000 (INCEPTION)
                THROUGH MARCH 31, 2001 AND THE THREE MONTHS
                      ENDED JUNE 30, 2001 (UNAUDITED)

                                                               Deficit
                                                  Accumulated Accumulated
                          Common Stock  Additional Other      during the
                        ---------------  paid in   comprehen- development
                        Shares   Amount  capital   sive loss    stage     Total
                        ------  -------- --------- ---------  ---------- ------

Sale of common stock
 and warrants on
 incorporation        10,200,000   $70,390                              $70,390

Sale of common stock
 and warrants pursuant
 to private placements 5,300,000 1,799,245                             1,799,245

Stock options granted
 for research and
 development                             $831,215                       831,215

Stock options granted
 for Services                               3,005                         3,005

Warrants granted for
 services                                 147,886                       147,886

Change in cumulative
 currency translation
 adjustments                                      (42,236)              (42,236)

Net loss for the period
 ended March 31, 2001                                     (2,717,100)(2,717,100)
                      ---------------------------------------------------------
Balances,
 March 31, 2001      15,500,000 1,869,635 982,106 (42,236)(2,717,100)    92,405

Issuance of common
 stock upon exercise
 of warrants
 (unaudited)         12,990,000   932,135                               932,135

Stock options granted
 for services
 (unaudited)                                4,570                         4,570

Warrants granted for
 services (unaudited)                      75,148                        75,148

Change in cumulative
 currency translation
 adjustments
 (unaudited)                                       8,826                  8,826

Net loss for the three
 months ended
 June 30, 2001
 (unaudited)                                                 (460,858) (460,858)
                      ---------------------------------------------------------
Balances,
 June 30, 2001
 (unaudited)        28,490,000$2,801,770$1,061,824$(33,410)$(3,177,958) $652,226

                  JAVIEN INC. AND SUBSIDIARY
                 (A Development Stage Company)
             CONSOLIDATED STATEMENTS OF CASH FLOWS


                      Period from                                   Period from
                     April 1, 2000                                 April 1,2000
                      (inception)   Three months   Three months     (inception)
                        through            ended          ended         through
                    March 31, 2001  June 30, 2001 June 30, 2000   June 30, 2001
                    --------------  -------------  -------------  -------------
                                      (Unaudited)    (Unaudited)    (Unaudited)
Cash flows from operating activities:

 Net loss             $(2,717,100)     $(460,858)     $(752,467)   $(3,177,958)
Adjustments to reconcile
 net loss to net cash
 used in operating
 activities:
 Depreciation               5,768          2,755          1,434          8,523

Compensation expense
 related to granting
 stock options and
 warrants                 982,106         79,718        669,926      1,061,824

(Increase) decrease in
 GST recoverable          (23,331)         6,480         (2,045)       (16,851)

Decrease (increase)
 in prepaid expenses
 and deposits              18,916         13,114         (3,347)        32,030

Increase in accounts
 payable                   33,851          7,337         13,231         41,188

Increase in accrued
 expenses and other        18,086           (727)        13,790         17,359
                     --------------  -------------  -------------  -------------
Net cash used in
 operating activities  (1,681,704)      (352,181)       (59,478)    (2,033,885)


Cash flows from investing activities:

Purchases of property
 and equipment            (35,288)        (6,543)        (8,954)       (41,831)

Purchases of intellectual
 property                 (34,029)        (7,092)                      (41,121)
                     --------------  -------------  -------------  -------------
Net cash used in
 investing activities     (69,317)       (13,635)        (8,954)       (82,952)

Cash flows from financing activities:

Proceeds from issuance of
 common shares          1,869,635        932,135        207,200      2,801,770

Receivable from exercise
 of warrants                            (187,042)                     (187,042)

Receivable from sale
 of common stock                                        (45,080)

Advances from related
 parties                   67,685                        67,685       67,685
                     --------------  -------------  -------------  -------------
Net cash provided by
 financing activities   1,937,320        745,093        229,805      2,682,413

Effect of exchange
 rate changes on cash     (45,714)        10,859         (3,473)       (34,855)
                     --------------  -------------  -------------  -------------

Increase in cash          140,585        390,136      157,900        530,721
Cash, beginning                          145,585
Cash, ending             $140,585       $390,136     $157,900       $530,721

Supplemental  disclosure of
 non-cash investing and
 financing  activities:

Issuance of convertible
 debenture as prepayment
 for rent                 $64,757        $    -        $  --         $64,757



1. Background, basis of presentation, going concern and management's plans;

   Background and basis of presentation:

   Javien Inc. and subsidiary (the Company) was formed for the purpose of developing software and other intellectual property which is designed to facilitate a new economy of virtual-world based consumers and producers.

   The first product being developed by the Company for commercialization is Micropay, which is based on existing
   Internet    protocols.   Micropay    is    an    e-commerce
   infrastructure for real-time micro-value transactions.

   The  accompanying consolidated financial statements  include
   the   accounts   of   Javien  Canada,  Inc.,   a   Canadian
   corporation formed on July 28, 1999 and Javien, Inc., a company incorporated under the laws of the Commonwealth of the Bahamas on June 25, 1996. Javien Canada, Inc., is the wholly- owned operating subsidiary of Javien, Inc. The Company effectively commenced operations on April 1, 2000.

   All significant intercompany accounts and transactions have been eliminated in consolidation.

   Going concern and management's plans:

   The Company's financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company is a development stage company and has a limited operating history. The Company has incurred an accumulated deficit in the amount of $2,717,100 for the period from April 1, 2000 (inception) through March 31, 2001 and has not
   commenced   formal   operations.  The   Company's   current
   activities   relate   primarily  to  the   development   of
   commercial   software   and  other  intellectual   property
   applications   for   the  Internet   which   will   require
   additional  financing for product launching.  In  addition,
   there   is   no  assurance  that  commercially   successful
   products will be developed and that the Company will achieve a profitable level of operations.

   These factors raise substantial doubt about the Company's ability to continue as a going concern. The consolidated
   financial   statements  do  not  include  any   adjustments
   relating  to  the  recoverability  and  classification   of
   assets or the amounts and classification of liabilities that might be necessary should the Company by unable to continue as a going concern. The Company has developed plans to address the Company's current cash flow concerns as discussed below.

   Management's plans with regard to these conditions include the possibility of raising working capital and other funds through exploring opportunities for other debt or equity
   financing   (including  private  offerings  or   additional
   related  party advances).  The Company's ability to continue
   as   a  going  concern  is  dependent  on  its  ability  to
   successfully   obtain  the  funds  necessary   to   sustain
   operations. However, the successful completion of these plans cannot presently be assured.


2. Summary of significant accounting policies:

   Unaudited consolidated financial statements:

   The consolidated balance sheet as of June 30, 2001, the consolidated statements of operations and comprehensive loss, shareholders' equity and cash flows for the three months ended June 30, 2001, and the period from April 1,
   2000   (inception)   through  June  30,   2001,   and   the
   consolidated statement of operations and comprehensive loss and cash flows for the three months ended June 30,
   2000  have been prepared by the Company without audit.   In
   the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows for the three months ended June 30, 2001, the period from April 1, 2000 (inception) through June 30, 2001 and the three months ended June 30, 2000, have been made. The results of operations for the three months ended June 30, 2001 are not necessarily indicative of the operating results for the full year.

   Basis of presentation:

   The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

   Property and equipment:

   Property and equipment is stated at cost. Depreciation of computer software and equipment is provided by use of the straight-line method over the estimated useful lives of the related assets of three years. Furniture and fixtures are depreciated on the straight-line method over five years.

   Intellectual property:

   Intellectual  property  is stated at cost  and  consists  of
   professional  and  other  fees  incurred  to  protect   the
   Company's   developing   technology,   primarily   patents.
   Amortization of successful patent application costs will begin upon the attainment of the patents over the shorter of the estimated useful life of the technology or the
   related   patent  terms.  Unsuccessful  patent  application
   costs are expensed as incurred.

   Impairment:

   The  Company  assesses the carrying values of its long-lived
   and   other   assets  for  impairment  when   circumstances
   indicate such amounts may not be recoverable from future operations. Generally, assets to be held and used in operations are considered impaired if the sum of expected undiscounted future cash flows is less than the assets' carrying values. If impairment is indicated, the loss is
   measured  based  on  the  amounts  by  which  the   assets'
   carrying values exceed their fair values. Based on its review, management does not believe any impairment has
   occurred   as   of  March  31,  2001  or  June   30,   2001
   (unaudited).

   Software development:

   The Company is engaged in the development of software in the design and development of its current suite of software
   programs  for  focused interactivity on the Internet.   The
   Company expenses all preliminary stage costs associated with its software development as research and development expense, intends to capitalize application development costs (excluding training and data conversion) and will
   expense   all   operating  costs  after   preliminary   and
   development stages are complete.

   Foreign currency translation:

   The financial statements of the Company are presented in United States dollars; however underlying transactions are measured using the local currency (Canadian dollar) (CAD) as the functional currency. Assets and liabilities of the Company are translated into U. S. dollars at exchange rates in effect as of the balance sheet date. Revenues and expenses are translated into U.S. dollars at average rates of exchange in effect during the period. The resulting cumulative translation adjustments have been recorded as a component of comprehensive income (loss), included as a separate item in shareholders' equity.

   Foreign currency transactions:

   Gains  and  losses  from foreign currency  transactions  are
   included   in   net   income   (loss).   Foreign   currency
   transaction gains and losses were not significant during the three months ended June 30, 2001 (unaudited), the three months ended June 30, 2000 (unaudited), the period from April 1, 2000 (inception) through March 31, 2001 or the period from April 1, 2000 (inception) through March 31, 2001 (unaudited).

   Use of estimates:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ from those estimates.

   Income taxes:

   The Company has adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. SFAS No. 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included
   in  the  financial statements or tax returns.   Under  this
   method,  the  deferred  tax  liabilities  and  assets   are
   determined  based  on  the  difference  between   financial
   statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse

   Research and development:

   Research and development costs are expensed as incurred.

   Advertising:

   The   Company   expenses  advertising  costs  as   incurred.
   Advertising   costs  incurred  were  approximately   $2,300
   during the three months ended June 30, 2001 (unaudited), approximately $10,500 during the period from April 1, 2000
   (inception)   through  March  31,  2001  and  approximately
   $12,800 during the period from April 1, 2001 (inception) through March 31, 2001 (unaudited). No advertising costs were incurred during the three months ended June 30, 2000 (unaudited).

   Stock-based compensation:

   SFAS No. 123, Accounting for Stock-Based Compensation, defines a fair-value-based method of accounting for stock-based employee compensation plans and transactions in which an entity issues its equity instruments to acquire goods or services from non-employees, and encourages but does not require companies to record compensation cost for stock-based employee compensation plans at fair value.

   The Company accounts for employee stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock
   Issued    to   Employees   (APB   No.   25)   and   related
   interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's common stock at the date of the grant over the amount an employee must pay to acquire the stock.

   Comprehensive income:

   SFAS No. 130, Reporting Comprehensive Income, establishes standards for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general-purpose financial statements. SFAS No. 130 defines comprehensive income to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to
   be   recognized  under  current  accounting  standards   as
   components  of  comprehensive  income  be  reported  in   a
   financial  statement  that  is  presented  with  the   same
   prominence as other financial statements. The Company's only current component of comprehensive income is foreign currency translation adjustments.

   Risk considerations:

   The Company is subject to risks and uncertainties common to technology-based companies, including rapid technological change, dependence on principal products and third party technology, new product introductions and other activities of competitors, dependence on key personnel, and limited operating history.

   International operations:

   The   Company's  operations  are  located  in  Canada.   The
   Company's  transactions are conducted in  currencies  other
   than   the  U.S.  dollar  (the  currency  into  which   the
   historical   financial  statements  have  been  translated)
   primarily the Canadian dollar. As a result, the Company is exposed to adverse movements in foreign currency exchange rates. In addition, the Company is subject to risks including adverse developments in the foreign political and economic environment, trade barriers, managing foreign operations and potentially adverse tax consequences. There can be no assurance that any of these factors will not have a material adverse effect on the Company's financial condition or results of operations in the future.

   Financial instruments:

   Financial instruments, which potentially subject the Company to concentrations of credit risk consist primarily of
   cash.   The  Company  places  its  cash  with  high  credit
   quality  financial institutions and, by policy, limits  the
   amount   of   credit   exposure  to   any   one   financial
   institution.

   The fair value of the Company's advances from related parties is not practicable to estimate due to the related party nature of the underlying transactions. The fair value of the Company's convertible debenture approximates its carrying value as the Company's management believes that it could obtain debt with similar terms currently. Management believes that the carrying amounts of the Company's other financial instruments approximates their fair values primarily because of the short-term maturities of these instruments.

   Recently issued accounting pronouncements:

   In December 1999, the staff of the Securities and Exchange Commission issued Staff Accounting Bulletin (SAB) No. 101, Revenue Recognition in Financial Statements. SAB No. 101, as amended by SAB No. 101A and SAB No. 101B, is effective no later than the fourth fiscal quarter of fiscal years beginning  after December 15, 1999.  SAB No.  101  provides
   the   Staff's   views   in  applying   generally   accepted
   accounting   principles  to  selected  revenue  recognition
   issues.   Although  the Company has not  yet  realized  any
   revenue, management believes that its accounting policies comply with the accounting and disclosure described in SAB No. 101; therefore, management believes that SAB No. 101 will not impact the Company's financial statements

   In  June  1998,  the  Financial Accounting  Standards  Board
   (FASB) issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement, as amended, is effective for fiscal years beginning after June 15, 2000. Currently the Company does not have any derivative financial instruments and does not participate in hedging activities, therefore, management believes SFAS No. 133 will not impact the Company's financial position or results of operations.

   In  July  2001,  The  FASB  issued SFAS  No.  141,  Business
   Combinations,  and  SFAS  No.  142,  Goodwill   and   Other
   Intangible  Assets.   SFAS  No.  141  requires   that   the
   purchase  method  of accounting be used  for  all  business
   combinations  initiated after June 30, 2001.   Use  of  the
   pooling-of-interests method will be prohibited  after  that
   date.   SFAS  No. 142 changes the accounting  for  goodwill
   and  intangible  assets  with  indefinite  lives  from   an
   amortization  method  to  an impairment-only  approach  and
   requires  intangible  assets  with  finite  lives   to   be
   amortize over their useful lives Thus, amortization of goodwill and intangibles assets with indefinite lives will cease upon adoption of the statement. SFAS No. 142 is required to be applied in fiscal years beginning after December 15, 2001. The Company is currently assessing the impact, if any, that SFAS No. 141 and SFAS No. 142 may have on its financial condition or results of operations.

   In August 2001, the FASB issued SFAS No. 144, Accounting for
   Impairment   or   Disposal  of  Long-Lived  Assets,   which
   addresses  accounting  and  financial  reporting  for   the
   impairment   or   disposal  of  lone-lived   assets.   This
   statement is effective for the Company on April 1, 2002. The Company is currently evaluating the impact the SFAS No. 144 will have on its financial condition and results of operations.

3. GST recoverable:

   GST recoverable represents amounts due from Canada Customs and Revenue Agency for tax credits claimed pursuant to the Excise Tax Act. The claim for refund is subject to audit by Canada Customs and Revenue Agency.

4. Long-term assets:

                                       June 30, 2001
                                        (unaudited)
                              -------------------------------
                                       Accumulated
                                       depreciation
                                       and           Net book
                              Cost     amortization  value
                              -------  ------------  --------
   Property and equipment:
     Computer software and    $38,659    $ 7,958     $30,701
      equipment
     Furniture and fixtures     3,090        565       2,525

                              -------    -------     -------
                               41,749      8,523      33,226

   Intellectual property       41,019          -      41,019

                              -------    -------     -------
                              $82,768    $ 8,523     $74,245




                                       March 31, 2001
                              -------------------------------
                                       Accumulated
                                       depreciation
                                       and           Net book
                              Cost     amortization  value
                              -------  ------------  --------
  Property and equipment:
    Computer software and
     equipment                $30,557    $ 5,373     $25,184
    Furniture and fixtures      3,354        395       2,959
                              -------    -------     -------
                               33,911      5,768      28,143
  Intellectual property        32,441          -      32,441
                              -------    -------     -------
                              $66,352   $ 5,768      $60,584


5. Advances from related parties:

   The  advances are from directors of Javien Canada Inc.,  the
   Company's  wholly-owned  subsidiary  for  the  purpose   of
   funding the operations of the Company. During the period from April 1, 2000 (inception) through March 31, 2001, $63,460 ($100,000 CAD) in advances were made and no amounts were repaid. During the three months ended June 30, 2001 (unaudited) no additional advances were made and no amounts were repaid. The advances are due on demand, are unsecured and bear no interest.

6. Convertible debenture:

   On January 1, 2001, the Company issued a convertible debenture in the aggregate principal amount of $61,556 ($97,000 CAD). The debenture was issued by the Company in exchange for a debt owed by the Company's wholly-owned subsidiary to the holder, an unrelated third party, with regard to a sublease agreement dated January 1, 2001.

   The  debenture bears interest at 8.0% per annum, matures  on
   December  31,  2002,  and,  at  the  holder's  option,   is
   convertible into shares of the Company's common stock at a conversion price equal to a per share value of the lesser of (i) $0.75 (CAD) per share or (ii) the lowest effective
   price   per  share  of  any  private  placement  or  public
   financing of the Company's securities completed by the Company during the period that any principal amount of the debenture is outstanding.

   At the holder's option, accrued but unpaid interest can be paid by the issuance of common shares based on the conversion price applicable to the principal.

   In   connection   with  the  issuance  of  the   convertible
   debenture, a warrant was issued which entitles the holder to purchase 100,000 shares of the Company's common stock at an exercise price of $.75 (CAD) per share. The warrant is exercisable through December 31, 2005. The Company's
   management  believes  that  the  terms  of  the   debenture
   reflected  current  market  conditions  at  the   date   of
   issuance, therefore, the amount of debt proceeds allocable to the warrant was deemed to be nominal.

   Under the terms of the debenture agreement, the holder is entitled to exercise the conversion feature of the debt or to demand payment of the principal balance outstanding in cash on the date of any merger, sale or other conveyance of ownership of the Company, as defined in the debenture agreement. As a result of the sale of the common shares owned by the Company's principal shareholders to Business Plan Exchange, Inc. on September 5, 2001 (Note 11), the entire outstanding balance of the debenture has been classified as current.


7. Shareholders' equity:

   Common stock:

   Upon incorporation, the Company received cash of $70,390 in exchange for 10,200,000 shares of the Company's common stock and warrants to purchase an additional 20,400,000 shares of the Company's common stock. These warrants were exercisable immediately though April 30, 2001 at an exercise price of $0.34 per share.

   In addition, through a private placement, the Company received cash of $1,799,245 in exchange for 5,300,000 shares of the Company's common stock and warrants to purchase an additional 10,600,000 shares of the Company's common stock. These warrants were exercisable immediately through April 30, 2001 at an exercise price of $0.34 per share.

   The warrant agreements contain a penalty provision for failure by the Company to meet certain targets, as defined in the warrant agreements. Because the Company was unable to meet the targets outlined in the warrant agreements, the penalty provisions applied which resulted in the Company issuing 4,650,000 of additional warrants, reductions in the exercise prices of the warrants and an extension of the period through which the warrants could be exercised to June 15, 2001. The warrant agreements also provided for an early exercise incentive, whereby the exercise price of the warrants was reduced, if the holders exercised their warrants prior to June 1, 2001. As a result of this early exercise incentive, 12,990,000 warrants were exercised at a price of $.072 per share. At June 30, 2001, the company recorded a receivable in the amount of $186,581 in connection with the exercise of a portion of these warrants. This balance was collected subsequent to June 30, 2001. The remaining 22,660,000 warrants expired on June 15, 2001.

   Stock option plan:

   The  Company has established a stock option plan (the Option
   Plan) for directors, officers, employees and consultants of its wholly-owned subsidiary and has reserved 6,000,000 shares of common stock for issuance under the Option Plan.
   Vesting   provisions  are  determined  by  the   Board   of
   Directors. Stock options generally expire 5 years from the date of grant unless otherwise stated in the Option Plan.

A summary of the stock option activity is as follows:

                          June 30, 2001
                           (unaudited)         March 31, 2001
                       -------------------  ------------------
                                  Weighted            Weighted
                         Number   average    Number   average
                           of     exercise   of       exercise
                         options  price      options  price

Outstanding,
beginning of
Period                 2,975,50  $0.055      ---      ---

 Granted                ---       ---       2,975,500 $0.057
 Forfeited              ---       ---        ---      ---
 Exercised              ---       ---        ---      ---

                       --------- ------     --------- ------
Outstanding, end
of period              2,975,500 $0.056     2,975,500 $0.055

Options exercisable
at end of period       2,585,00  $0.017     2,535,000 $0.010

Weighted average
exercise price of
options granted
during the period
at less than market
value                                                 $0.039

Weighted average
exercise price of
options granted
during the period
exceeding market
value                                                 $0.530

Weighted average
fair value of
options granted
during the period
at less than market
value                                                 $0.305

Weighted average
fair value of
options granted
during the period
exceeding market
value                                                 $0.000


The following summarizes information about stock options outstanding at June 30, 2001 (unaudited):

                                                  Exercisable
            Outstanding  stock options            stock options
     ----------------------------------------- -----------------
                          Weighted
                          average     Weighted   Weighted
                Number    remaining   average     Number average
    Exercise    of        contractual exercise       of exercise
    price       options   life        price      options   price
  ----------  --------  ----------- --------   --------- -------

    $0.17-$0.52 475,500   55 months   $0.317     85,000   $0.311

    $0.007      2,500,000 21 months   $0.007    2,500,000 $0.007
                --------- ----------  ------    --------- ------
                2,975,500 26.43 mths  $0.056    2,585,000 $0.017


The following summarizes information about stock options outstanding at March 31, 2001:


                                                  Exercisable
            Outstanding  stock options            stock options
     -----------------------------------------------------------
                          Weighted
                          average     Weighted          Weighted
                Number    remaining   average    Number  average
    Exercise    of        contractual exercise    of    exercise
    price       options   life        price      options   price
    ----------  --------  ----------- --------  -------- -------

    $0.16-$0.50 475,500   58 months   $0.310     35,000   $0.272

    $0.006      2,500,000 24 months   $0.006    2,500,000 $0.006
                --------- ----------  ------    --------- ------
                2,975,500 29.43 mths  $0.055    2,535,000 $0.010


   During the period from April 1, 2000 (inception) through March 31, 2001, options to purchase 425,500 shares of the Company's common stock, at exercise prices ranging from $.16 to $.50 per share, were granted to employees of the Company. The options expire in January 2006. The exercise prices varied, and in certain circumstances, the estimated market value of the common stock exceeded the exercise price of the options on the date of the grant resulting in compensation expense to the Company. During the three months ended June 30, 2001 and the period from April 1, 2000 (inception) through March 31, 2001, the Company recorded $4,570 and $3,005 respectively, in compensation expense as a result of the granting of these options.

   During the period from April 1, 2000 (inception) through March 31, 2001, the Company granted 2,550,000 options to third party consultants of the Company. These options were granted at exercise prices of $.006 and $.17 per share. The options expire through January 2006. The options were valued at $831,215 using the Black-Scholes option-pricing model resulting in $8,715 being charged to general and
   administrative  expense  and  $822,500  to   research   and
   development expense. ($669,926 of this amount was expensed during the three months ended June 30, 2000). Expense related to these options for the three months ended June 30, 2001 (unaudited), was not material.

   Warrants:

   Warrant activity for each of the periods is as follows:

                        June 30, 2001
                         (unaudited)        March 31, 2001
                    ----------------------  -------------------
                                  Weighted             Weighted
                      Number      average   Number     average
                      of          exercise  of         exercise
                      warrants    price     warrants   price
                    ------------ ---------  ---------- --------

Outstanding,
beginning of Period  36,714,333  $0.161     ----       ----

Granted                 770,536  $0.248     36,714,333 $0.337
Exercised           (12,990,000) ($0.072)   ----       ----
Expired             (22,660,000) ($0.072)   ----       ----
                    ------------ --------   ---------- -------
Outstanding,
end of period          1,834,869  $0.238    36,714,333 $0.083


Warrants
exercisable
at end of
period                 1,834,869  $0.238    36,714,333 $0.083


Weighted average
exercise price of
warrants granted
during the period
at less than market
value                             $0.240               $0.191

Weighted average
exercise price of
warrants granted
during the period
at market value                    ---                 $0.340

Weighted average
exercise price of
warrants granted
during the period
exceeding market
value                             $0.487               $0.500

Weighted average
fair value of
warrants granted
during the period
at less than market value         $0.125               $0.195

Weighted average
fair value of
warrants granted
during the period
at market value                    ---                 $0.011


A summary of warrants outstanding at June 30, 2001
(unaudited) is set out below:

                                  Weighted
                                  average       Weighted
                       Number     remaining     average
             Exercise  of         contractual   exercise
             price     warrants   life          price
             --------  --------  ------------  ---------

             $ 0.165   747,900   54.70 months  $0.165

             $ 0.250   890,969   57.24 months   0.020

             $ 0.496   156,000   54.80 months   0.496

             $ 0.330    40,000   60 months      0.330
             ------- ---------   ------------   ------

                     1,834,869   56.06 months  $0.238


A summary of warrants outstanding at March 31, 2001 is set out below:

                                  Weighted
                                  average       Weighted
                      Number      remaining     average
             Exercise of          contractual   exercise
             price    warrants    life          price
             -------- ----------  ------------  ---------

             $ 0.080  35,650,000  2.5 months    $0.080

             $ 0.159     661,500  57 months      0.159

             $ 0.476     132,000  57 months      0.476

             $ 0.250     270,833  58.5 months    0.250
             -------  ----------  ------------   ------

                      36,714,333  4.09 months   $0.083



   Warrants to purchase 644,136 and 31,764,333 shares of the Company's common stock were granted to employees during the three months ended June 30, 2001 (unaudited) and the period from April 1, 2000 (inception) through March 31, 2001, respectively.

   The exercise prices varied, and in certain circumstances, the estimated market value of the common stock exceeded the exercise price of the warrants on the date of grant
   resulting  in compensation expense to the Company.   During
   the three months ended June 30, 2001 and the period from April 1, 2000 (inception) through March 31, 2001, the Company recorded $52,938 and $117,486, respectively, in compensation expense as a result of the granting of these warrants.

   During the three months ended June 30, 2001, the Company granted 126,400 warrants to third parties and consultants of the Company. These warrants were granted at exercise prices of $0.16 and $0.33 per share. The warrants expire
   in  January  2006.   The warrants were  valued  at  $22,210
   using the Black-Scholes option pricing model and that expense was charged to marketing and business development expense.

   During the period from April 1, 2000 (inception) through March 31, 2000, the Company granted 300,000 warrants to
   third  parties  and  consultants  of  the  Company.   These
   warrants were granted at exercise prices of $0.25 and $0.50 per share. The warrants expire in February 2006. The warrants were valued at $30,400 using the Black-Scholes option pricing model and that expense was charged
   $15,200 to general and administrative expense and $15,200 to marketing and business development expense.

   The fair value of each option and warrant granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

                                 June 30, 2001
                                 (unaudited)    March 31, 2001
                                 -------------  --------------

   Expected dividend yield             0%            0%

   Expected stock price volatility     0%            0%

   Risk-free interest rate            6.31%         6.33%

   Expected life of options         3-5 years     3-5 years



   The  Company  applies  APB 25 for its  employee-based  stock
   compensation   plans.   Had  compensation  cost   for   the
   Company's  issuance  of  stock options  and  warrants  been
   determined   based  on  fair  value  at  the  grant   dates
   consistent with the method prescribed under SFAS No. 123, the Company's net loss and net loss per share would have been changed to the proforma amounts indicated below:

                                                     Period from
                                                     April 1,
                                                     2000
            Period from    Three months Three months (inception)
            April 1, 2000  ended        ended        through
            (inception)    June 30      June 30      June 30
            through        2001         2000         2000
            March 31,2001  (unaudited)  (unaudited)  (unaudited)


Net loss,
as reported $(2,717,100)   $(460,858)    $(752,467) $(3,177,958)

Net loss,
pro forma   $(2,877,773)   $(565,863)    $(752,467) $(3,443,636)



8.   Income taxes:

   Temporary differences and carry forwards that give  rise  to deferred  tax  assets and liabilities as of June  30,  2001
   (unaudited) and March 31, 2001 are as follows:

                                        June 30,      March 31,
                                          2001           2001
                                       (unaudited)
                                      ------------  -----------
Deferred tax assets:
   Net operating loss carry forward   $  934,000    $  766,000
   Stock based compensation:
    Stock options                        372,000       370,000
    Stock warrants                        99,000        66,000
   Property and equipment                  4,000         3,000
                                      -----------   -----------
                                       1,409,000     1,205,000

   Less: valuation allowance          (1,409,000)   (1,205,000)
                                      -----------   -----------
                                      $       ---   $       ---


   For the three months ended June 30, 2001 (unaudited), the three months ended June 30, 2000 (unaudited), the period from April 1, 2000 (inception) through March 31, 2001 and the period from April 1, 2000 (inception) through June 30, 2001 (unaudited) all losses of the Company were derived from its operations in Canada. The Company has no current provision for income taxes for the three months ended June 30, 2001 (unaudited), the three months ended June 30, 2000 (unaudited) and the period from April 1, 2000 (inception) through March 31, 2001 due to the Company's net operating losses during those periods.

   Based on statutory rates, the Company's expected tax benefit arising from the net losses for the three months ended June 30, 2001 (unaudited), the three months ended June 30,
   2000   (unaudited),   the  period  from   April   1,   2000
   (inception)  through  March 31, 2001 and  the  period  from
   April   1,   2000   (inception)  through  June   30,   2001
   (unaudited)  would  be  approximately  $168,000,   $36,000,
   $766,000   and   $934,000,  respectively.  The   difference
   between the expected tax benefit and non-recognition of a tax benefit during the periods is primarily the result of a valuation allowance applied to deferred tax assets in excess of deferred tax liabilities.

   The valuation allowance offsets the net deferred tax assets for which there is no assurance of recovery. The valuation allowance is evaluated considering positive and negative evidence about whether the deferred tax assets will be realized. At the time of evaluation, the allowance is either increased or reduced, reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax assets is no longer impaired and the allowance is no longer required. The net operating loss carry forwards of approximately $2,103,000 and approximately $1,726,000 at June 30, 2001 and March 31, 2001, respectively, arise from the Company's operations in Canada. The net operating loss carry forward expires in 2008.

9. Segment information:

   SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information, establishes standards for the reporting and disclosure of information about operating
   segments   in  annual  and  interim  financial  statements.
   Operating  segments  are  defined  as  components   of   an
   enterprise  for  which  separate financial  information  is
   available   that  is  evaluated  regularly  by  the   chief
   operating decision maker(s) in deciding how to allocate resources and in assessing performance. SFAS No. 131 also
   requires   disclosures   about   products   and   services,
   geographic areas and major customers.

   Management has determined that the Company operates  in  one
   dominant,   operating  segment  that   involves   research,
   development and commercialization of products and  services
   relating    to    next   level   Internet   infrastructure.
   Substantially all of the Company's assets and employees are located in Canada.

10. Commitments:

   The Company has entered into operating leases for office facilities, office equipment and computers which expire at various times through 2005.

   Future minimum lease payments under all non-cancelable operating leases having a remaining term in excess of twelve months are as follows:

                   Year ended
                     March 31,

                     2002              $232,800
                     2003               232,300
                     2004               146,700
                     2005                17,500
                     2006                 2,800

                                       $632,100

   Rent   expense  incurred  under  all  operating  leases  was
   approximately $58,000 for the three months ended June 30, 2001 (unaudited), approximately $118,800 for the period from April 1, 2000 (inception) through March 31, 2001 and approximately $176,800 for the period from April 1, 2000 (inception) through March 31, 2001 (unaudited).


11. Subsequent event (unaudited):

   On September 5, 2001, the Company's principal shareholders agreed to sell to Business Plan Exchange, Inc. ("BPX"), all of their shares of the Company, representing over 95% of all of the issued and outstanding shares of the Company, in exchange for 11,431,200 newly issued post-reverse split shares of voting common stock of BPX.

   The   transaction  will  be  accounted  for  as  a   reverse
   acquisition of BPX by the Company, since the shareholders of the Company will own approximately 91.4% of the post
   acquisition  common  shares  of  the  consolidated   entity
   immediately   after  the  completion  of  the  transaction.
   Under reverse acquisition accounting, the Company will be identified as the acquiror for accounting purposes, the
   consolidated   entity   will  be   considered   to   be   a
   continuation of the Company with BPX consolidated from the date of completion of the transaction, and the pre-transaction financial position, results of operations and cash flows of the consolidated entity will be those of the Company.

   BPX, a company incorporated under the laws of the State of Delaware, is a "blank check" company, as defined by the Securities and Exchange Commission, and, at June 30, 2001, contains no assets and liabilities of $2,813.

   In addition, the Company has certain outstanding options and warrants to acquire shares of its common stock that BPX also desires to acquire. As such, BPX will take steps to adopt a stock option plan similar to the Option Plan currently used by the Company. BPX plans to grant options and warrants to current holders of options and warrants under the Company's Option Plan.

   The terms of the above transaction are preliminary and may change, principally due to the differences in amounts of identifiable assets and liabilities between those as at the date of the acquisition agreement and the actual closing date.

JAVIEN, INC.
(FORMERLY BUSINESS PLAN EXCHANGE, INC.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED JUNE 30, 2001

Effective September 5, 2001, Business Plan Exchange, Inc. (BPX):
a). Effectuated a 3 for 1 reverse stock split of its common stock. b). Entered into an acquisition agreement (the Agreement) with Javien, Inc. (Javien) and certain shareholders who owned approximately 95.26% of Javien's outstanding common stock. (the Principal Shareholders). Javien, Inc. is a development stage enterprise that was incorporated under the laws of the Commonwealth of the Bahamas on June 25, 1996. Javien's wholly-owned operating subsidiary is Javien Canada, Inc., a Canadian corporation formed on July 28, 1999 for the purpose of developing software and other intellectual property which is designed to facilitate a new economy of virtual-world based consumers and producers. c). Issued 100,000 shares of common stock to legal counsel in exchange for services. d). Changed its name to Javien, Inc.

Pursuant to the Agreement, the Principal Shareholders of Javien agreed to sell to BPX, 27,140,000 shares of Javien common stock in exchange for 11,431,200 shares of BPX common stock. This transaction represents a reverse acquisition of BPX by Javien, since the Principal Shareholders of Javien own approximately 91.4% of the post acquisition common shares of the consolidated entity immediately after the completion of the transaction. For accounting purposes, the acquisition has been treated as an acquisition of BPX by Javien and as a recapitalization of Javien.

The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the reverse split and Agreement as if they had been consummated on June 30, 2001. The accompanying unaudited pro forma condensed consolidated statement of operations gives effect to the transactions as if they had been consummated on July 1, 2000. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Javien, as well as those of BPX. The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the financial position that actually would have resulted had the transactions been consummated on June 30, 2001, or to be indicative of the results of operations that would have occurred had the transactions been consummated on July 1, 2000.

                      Javien, Inc.
           (Formerly Business Plan Exchange, Inc.)
Unaudited Pro Forma Condensed Consolidated Statement of Operations
                   Year Ended June 30, 2001

                          Historical
                  --------------------------
                                Javien, Inc.
                                  Year Ended
                  Business Plan     March 31,    Pro form
                  Exchange, Inc         2001  adjustments  Pro forma
                  ------------- ------------  -----------  ---------
                                        AA

Operating expenses      $43,802   $2,715,769  C $(43,802) $2,715,769

Interest expense                       1,331                   1,331
                  ------------- ------------  -----------  ---------
Loss before
 majority interest      (43,802)  (2,717,100)    43,802   (2,717,100)

Minority interest                             D 128,782      128,782
                  ------------- ------------  -----------  ---------
Net loss               $(43,802) $(2,717,100)  $172,584  $(2,588,318)


Net loss per share       $(0.01)                  $0.02       $(0.21)

Weighted average number
 of common shares
 outstanding          3,213,713             E 9,289,020   12,502,733


                     Javien, Inc.
             (Formerly Business Plan Exchange, Inc.)
     Unaudited Pro Forma Condensed Consolidated Balance Sheet
                      June 30,2001

                                       Historical
                               -----------------------
                               Business Plan   Javien,    Pro forma
                               Exchange, Inc      Inc.  adjustments    Pro forma
                               ------------- ---------  ------------  ----------
ASSETS:
Current assets:
Cash and cash equivalents            $        $530,721                  $530,721
GST recoverable                                 16,809                    16,809
Receivable from exercise of warrants           186,581                   186,581
                                                32,137                    32,137
                                ------------- ---------  ------------ ----------
Total current assets                           766,248                   766,248
Property and equipment                          33,226                    33,226
Intellectual property                           41,019                    41,019
                               ------------- ---------  ------------  ----------
                               $              $840,493  $               $840,493

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT):
Current liabilities:
  Accounts payable                            $40,880                    $40,880
  Accrued expenses                $2,813       17,229                     20,042
  Advances from related parties                66,070                     66,070
  Convertible debenture                        64,088                     64,088
                               ------------- ---------  ------------  ----------
Total current liabilities         $2,813      188,267                    191,080
                               ------------- ---------  ------------  ----------

Minority interest                                           $30,906       30,906

Common stock                       3,215    2,801,770   A    (2,143)      12,503
                                                        B(2,787,124)
                                                        B    (3,215)
Additional paid-in capital       164,537    1,061,824   A     2,143    3,817,372
Deficit accumulated during                              B 2,588,868
  development stage             (170,565)  (3,177,958)  B   170,565  (3,177,958)
Accumulated other comprehensive
  loss                                        (33,410)                  (33,410)
                               ------------- ---------  ------------  ----------
                                  (2,813)     652,226                   649,413

                               $     --- $    840,493    $     ---     $840,493


1. Description of the transaction

Effective September 5, 2001, Business Plan Exchange, Inc. (BPX):
a). Effectuated a 3 for 1 reverse stock split of its common stock. b). Entered into an acquisition agreement (the Agreement) with Javien, Inc. (Javien) and certain shareholders who owned approximately 95.26% (the Principal Shareholders) of Javien's outstanding common stock. c). Changed its name to Javien, Inc

Pursuant to the Agreement, the Principal Shareholders of Javien agreed to sell to BPX, 27,140,000 shares of Javien common stock in exchange for 11,431,200 shares of BPX common stock. This transaction represents a reverse acquisition of BPX by Javien, since the Principal Shareholders of Javien own approximately 91.4% of the post acquisition common shares of the consolidated entity immediately after the completion of the transaction. For accounting purposes, the acquisition has been treated as an acquisition of BPX by Javien and as a recapitalization of Javien.

The historical shareholders' equity of Javien, prior to the transaction, is to be retroactively restated for the equivalent number of shares exchanged in the transaction after giving effect to any difference in the par value of BPX's and Javien's common stock, with an offset to additional paid-in capital.

For purposes of the proforma condensed consolidated statement of operations for the year ended June 30, 2001, BPX's historical statement of operations for the year ended June 30, 2001, was combined with Javien's historical statement of operations for the year ended March 31, 2001.


2.   Description of the pro forma adjustments:

(A) To reflect the 3 for 1 reverse stock split of BPX's common
stock resulting in a    reclassification between common stock and
additional paid-in capital.

(B) To reflect the acquisition of 95% (27,140,00 shares) of the outstanding common stock (28,490,000 shares) of Javien in exchange for 11,431,200 shares of BPX's common stock. The transaction is recorded as a reverse acquisition. The historical shareholders' equity of Javien prior to the merger is retroactively restated (a recapitalization) for the equivalent number of shares exchanged in the merger after giving effect to any difference in the par value of BPX's and Javien's common stock, with an offset to additional paid in capital. The accumulated deficit of Javien is carried forward after the acquisition.

(C) To reflect the issuance of 100,000 shares of common stock, with an estimated value of $30,000, in exchange for legal services.

(D) To eliminate the expenses of BPX, as these expenses do not relate to the ongoing operations.

(E) To reflect the approximate 4.74% minority interest.

(F) To reflect weighted average shares for the reverse stock split and the issuance of shares in connection with the above transactions resulting in 12,602,733 shares outstanding immediately after the transaction.


SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: November 15, 2001
                         Javien, Inc.
(Registrant)


/s/ Richard W. Wolfli
President